UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington,20 D.C. 20549

FORM 8-K
AMENDMENT TO CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2009

VERSA CARD, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporat ion or organization)

000-27407	98-0187705
(Commission File Number)	(IRS Employer Identification Number)

William F. Donovan, M.D, Chief Executive Officer
5225 Katy Freeway, Suite 600, Houston, TX 77007
(Address of principal executive offices)

(713) 816-7303.
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is20intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(a)	Effective January 28, 2009, the board of directors of the Company accepted the resignation of Timothy Donovan as the Company’s Intrem Chief Executive Officer.

(b)
Effective January 28, 2009, the board of directors appointed William F. Donovan, M.D, as the Company’s Chief Executive Officer. The appointment of William F. Donovan, M.D, as the Company’s Chief Executive Officer was not based on any prior understanding or arrangement.

ITEM 8.01 Other Events

(a)	The new direction for the company is management of musculo-skeletal injuries to include pain management, medical imaging and surgical evaluation.

(b)
This is in addition to completing the “Manga” themed web portal, the company still holds assets and intellectual properties in regards to that venture.The Company is currently interviewing new development teams to complete the MangaPets web portal.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized

VERSA CARD, INC

Date: January 28th, 2009	By:	/s/ William F. Donovan, M.D
Name: William F. Donovan, M.D
Title: Chief Executive Officer of Versa Card, Inc.